EXHIBIT 10.5


     AMENDMENT No. 4, dated as of January 1 , 2002, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, and Amendment No. 3, dated as of June 27, 2001 (as so amended, the "Agreement"), by and among G-I Holdings Inc. (formerly known as GAF Building Materials Corporation), Merick Inc., International Specialty Products Inc. (formerly known as ISP Holdings Inc.) ("ISP" or "New ISP"), ISP Investco LLC ("Investco"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. (formerly known as ISP Opco Holdings Inc.). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     WHEREAS, the parties desire to amend the Agreement to reflect a change in ownership of the real property subject to the Lease, and

     WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement, effective January 1, 2002, in order to reflect the costs to the Company of providing services thereunder;

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

     1. Section 3 of the Agreement is amended, effective as of January 1, 2002, to read in its entirety as follows:

         "In consideration of the Company providing Services hereunder, each of the corporations listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2002 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this
         Agreement: BMCA (on behalf of itself, its parents and its subsidiaries)
         - $1,161,750, ISP - $25,000 and, Investco (on behalf of itself and its subsidiaries) - $1,037,500. The Management Fee shall be payable monthly in arrears.

         In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

         The Company, on behalf of its affiliate as tenant under the Lease attached hereto as Exhibit B and made a part hereof (the "Lease), shall pay or cause to be paid to the landlord under the Lease (such landlord being a subsidiary of G-I Holdings) the lease payments due and payable under the Lease in accordance with the terms of the Lease, as the Company shall be reimbursed by such affiliate for all such lease payments made on its behalf.

         In consideration of BMCA providing G-I Services hereunder, G-I Holdings (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $200,000 for the quarter ended March 31, 2002 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."

     2. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

     3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

     4. This Amendment is subject to the approval of the Board of Directors of the Company.

     5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not effect the rights and obligations of any other party signatory hereto.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.


G-I HOLDINGS INC.                      GAF BROADCASTING COMPANY, INC.


By:    /s/ Richard A. Weinberg         By:    /s/ Susan B. Yoss
       ----------------------------           ----------------------------
Name:  Richard A. Weinberg             Name:  Susan B. Yoss
Title: President, Chief Executive      Title: Senior Vice President and
       Officer and General Counsel            Treasurer


MERICK INC.                            BUILDING MATERIALS CORPORATION OF AMERICA


By:    /s/ Susan B. Yoss               By:    /s/ William W. Collins
       ----------------------------           ----------------------------
Name:  Susan B. Yoss                   Name:  William W. Collins
Title: Senior Vice President and       Title: President and
       Treasurer                              Chief Executive Officer


INTERNATIONAL SPECIALTY PRODUCTS INC.  ISP MANAGEMENT COMPANY, INC.


By:    /s/ Sunil Kumar                 By:    /s/ Sunil Kumar
       ----------------------------           ----------------------------
Name:  Sunil Kumar                     Name:  Sunil Kumar
Title: Chief Executive Officer and     Title: Chief Executive Officer and
       President                              President


                                       ISP INVESTCO LLC


                                       By:    /s/ Susan B. Yoss
                                              ----------------------------
                                       Name:  Susan B. Yoss
                                       Title: Executive Vice President - Finance
                                              and Treasurer of International
                                              Specialty Holdings Inc.,
                                              sole member


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